UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23783

(Investment Company Act file number)

Opportunistic Credit Interval Fund

(Exact name of Registrant as specified in charter)

650 Madison Avenue, 23rd Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center, 1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 891-2880

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

Item 1. Reports to Stockholders.

(a)

OPPORTUNISTIC CREDIT INTERVAL FUND

ANNUAL REPORT

SEPTEMBER 30, 2022

Table of Contents

Shareholder Letter	1
Portfolio Update	3
Schedule of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Statement of Cash Flows	10
Financial Highlights
Class I	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	20
Additional Information	21
Trustees & Officers	23
Privacy Notice	26

Opportunistic Credit Interval Fund	Shareholder Letter
September 30, 2022 (Unaudited)

Dear Shareholders:

We are pleased to share performance of the Opportunistic Credit Interval Fund (the “Fund”), for the quarter ended September 30, 2022.

The Fund1 posted a return of 1.20% for the period July 1, 2022 (inception date) through September 30, 2022, slightly underperforming its fixed income benchmark, the S&P/LSTA Leveraged Loan Total Return Index2, which generated a return of 1.46%.

The Federal Reserve (the “Fed”) —more specifically, their efforts to normalize interest rates—remained the prevailing market driver in the period. The Fed increased rates by 75 basis points3 at their most recent September meeting and the governors’ median forecast implied a Fed Funds rate of 4.6% by the end of 2023. The rapid ascent of rates has roiled the markets, punishing traditional fixed income and equity markets alike.

This global monetary reversal, combined with geo-political uncertainty in Europe, have created an exceedingly unappealing backdrop for investors. Despite tumbling more than 20%, the S&P 5004 remains fully valued from a cyclically adjusted basis, in our view. Lofty stock valuations are further boosted by ambitious earnings expectations, particularly should the economy decelerate next year. Equity markets, therefore, provide a largely unappealing landscape for investors, in our view.

Additionally, higher rates have crushed traditional fixed income this year, producing double-digit declines among many investors’ “safe” portfolio segment. We view traditional fixed income as borderline un-investable until we have greater clarity on the path of inflation and degree of Fed tightening. Trying to divine this unknowable course is little more than guesswork. Hence, investors should, in our view, continue to eschew conventional fixed income.

Contributing to investors’ plight, cash has failed to provide shelter this year. The value of cash in portfolios has continued to erode with inflation running +8%, depriving investors of this once valued haven.

Investor may recall the adage “T.I.N.A.” or There Is No Alternative to describe investors barreling dollars into equities over the previous decade amid a low-rate environment. With interest rates marching higher and volatility increasing, we would characterize the current market as “T.I.N.A in Reverse.” Investors must expand their use of non-traditional credit and private credit in their portfolio—There Is No Alternative.

Fund Performance and Positioning

For fiscal period ended September 30, 2022, the Fund1 posted a return of 1.20%.

The mandate of the Fund is to flexibly allocate capital across credit capital structures and between illiquid and liquid credit depending on the environment. Given the Fund’s broad mandate, we are enthusiastic about opportunities in the current market.

The market swoon in 2022 has created opportunities that would have seemed inconceivable just a few months ago. The Fund’s ability to navigate between public and private markets positions our shareholders to take advantage.

With the Opportunistic Credit Interval Fund ramping its portfolio in the macroeconomic backdrop of rising rates, increasing risk levels and a slowing economy, the Fund focused on investments with the following two key characteristics: 1) floating rate risk and 2) 1st lien senior secured risk.

As the loan market went on a rollercoaster throughout the third quarter of 2022 that saw secondary loan spreads tighten approximately 180 basis points before widening approximately 190 basis points, the Fund deployed approximately 55% of its invested capital into privately originated, illiquid credit. The Fund benefitted from BC Partners Credit’s proprietary private credit sourcing channels and was able to invest in 12 different private 1st lien senior secured loans with an average spread in excess of 550 basis points.

The remaining 45% of the Fund’s invested capital was deployed in “hung deals”, specifically liquid 1st lien senior secured loans that investment banks provided commitments on several months ago but struggled given the current market backdrop. With the market having re-priced, banks must take significant losses on these deals to de-risk their balance sheets. This dynamic allowed the Fund to acquire loans at an average price of approximately 91c, providing both upside potential through their discount from par value and downside protection due to their 1st lien senior secured status.

During the period, the Fund purchased 1st lien loans of Material Handling Systems (“MHS”)—a leading warehouse software provider—to finance their acquisition of competitor Fortna. JP Morgan committed to provide financing at SOFR (a market benchmark like LIBOR) +550 basis points. Given market stress, the Fund purchased the loans at 89.5 cents.

Past performance is not indicative of future results.

Annual Report | September 30, 2022	1

Opportunistic Credit Interval Fund	Shareholder Letter
September 30, 2022 (Unaudited)

Deals like these highlight the wealth of discounted securities available in the current backdrop.

As of September 30, 2022, the Fund has 100% of its fixed income portfolio in floating rate assets, which we view as prudent in the current market.

Conclusion

We thank our shareholders for their continued partnership. We humbly believe our Fund’s structure and strategy positions us to maneuver this unsettled market.

We look forward to doing so together.

Regards,

Matthias Ederer

Portfolio Manager

Opportunistic Credit Interval Fund

[1]

Fund performance refers to that of Class I. Unless otherwise stated, all performance figures provided are for the period July 1, 2022 (inception date) through September 30, 2022. Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods less than one year are not annualized. For performance information current to the most recent month-end, please call toll-free 1-833-404-4103.

The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least August 30, 2023 to waive its management fees (excluding any incentive fee) and to pay or absorb the ordinary operating expenses, of the Fund (excluding interest, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 2.50% per annum of the Fund's average daily net assets attributable to Class I shares. Such Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board of Trustees, upon 60 days written notice to the Adviser. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three (3) years from the date the Adviser (or the previous investment adviser) waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board of Trustees. See “Management of the Fund.”

[2]	S&P/LSTA Leveraged Loan Total Return Index - S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Investors cannot invest directly in an index.

[3]	Basis points are a common unit of measurement for interest rates. One basis point is equal to 1/100th of 1% or 0.01%.

[4]	S&P 500 – The S&P 500 is a market-capitalization-weighted index of the 500 largest publicly-traded companies in the U.S. Investors cannot invest directly in an index.

2	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Portfolio Update
September 30, 2022 (Unaudited)

The Fund’s performance figures for the period ended September 30, 2022, compared to its benchmark:

Opportunistic Credit Interval Fund	1 Month	Since Inception	Inception
Opportunistic Credit Interval Fund - NAV	-1.27%	1.20%	7/1/2022
S&P/LSTA Leveraged Loan Index	-2.27%	1.46%	7/1/2022

The S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Investors cannot invest directly in an index.

Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods less than one year are not annualized. As of the Fund’s most recent prospectus dated June 17, 2022, the Fund’s total annual operating expenses, including acquired fund fees and expenses, before fee waivers is 4.30% for Class I. After fee waivers, the Fund’s total annual operating expense is 3.37% for Class I. For performance information current to the most recent month-end, please call toll-free 1-833-404-4103.

Annual Report | September 30, 2022	3

Opportunistic Credit Interval Fund	Portfolio Update
September 30, 2022 (Unaudited)

Consolidated Portfolio Composition as of September 30, 2022

Asset Type	Percent of Net Assets
Bank Loan	84.62%
Short-Term Investments	20.00%
Joint Venture	2.32%
Total Investments	106.94%
Liabilities in Excess of Other Assets	-6.94%
Net Assets	100.00%

Please see the Schedule of Investments for a detailed listing of the Fund’s holdings.

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Opportunistic Credit Interval Fund	Schedule of Investments
September 30, 2022

	Coupon	Reference Rate & Spread	Maturity	Principal	Value
BANK LOANS (84.62%)

Consumer Discretionary (4.28%)
Shock Doctor Sports Inc, First Lien Term Loan(a)(b)	7.80%	3M SOFR + 5.00%	05/14/2024	$99,750	$99,361

Consumer Staples (4.26%)
Patriot Pickle, Inc, First Lien Term Loan(a)(b)	9.38%	3M SOFR + 5.68%	04/13/2027	99,748	98,987

Financials (12.75%)
Fortis Payment Systems, LLC, First Lien Term Loan(a)(b)	8.92%	3M US L + 5.25%	02/13/2026	99,746	99,178
PEAK Technology Partners, Inc, First Lien Term Loan(a)(b)	8.91%	3M SOFR + 6.40%	07/22/2027	100,000	98,250
Source Advisors, LLC, First Lien Term Loan(a)(b)	8.56%	3M SOFR + 4.75%	04/06/2028	99,750	98,826
					296,254
Health Care (8.35%)
Aspen Surgical,Inc. First Lien Term Loan(a)(b)	7.43%	6M US L + 4.75%	03/28/2028	100,000	95,500
Global Nephrology Solutions, LLC, First Lien Term Loan(a)(b)	8.56%	3M US L + 5.50%	12/22/2026	99,889	98,571
					194,071
Industrials (27.08%)
Accordion Partners, LLC, Delayed Draw Term Loan A(a)(c)	–%	3M SOFR + 6.25%	08/29/2029	7,299	(82)
Accordion Partners, LLC, Delayed Draw Term Loan B(a)(c)	–%	3M SOFR + 6.25%	08/29/2029	9,124	(102)
Accordion Partners, LLC, First Lien Term Loan A(a)(b)	9.80%	3M SOFR + 6.25%	08/29/2029	83,577	81,696
CIM Sense, LLC, First Lien Term Loan(a)(b)	8.28%	3M SOFR + 5.50%	12/17/2026	44,438	44,123
CIM Sense, LLC, First Lien Term Loan(a)(b)	8.30%	6M SOFR + 5.50%	12/17/2026	55,354	54,962
Material Handling Systems, Inc., First Lien Term Loan(a)(b)	9.05%	3M SOFR + 5.50%	06/08/2029	500,000	448,750
					629,347
Information Technology (27.90%)
Heads Up Technology, LLC, First Lien Term Loan(a)(b)	8.34%	3M SOFR + 5.50%	08/10/2028	100,000	99,017
Kofax, Inc., Second Lien Term Loan(a)(b)	7.83%	3M SOFR + 5.25%	07/19/2029	500,000	450,210
Smartdata Solutions, LLC, First Lien Term Loan(a)(b)	8.92%	6M US L + 4.50%	09/30/2027	100,000	99,162
					648,389
TOTAL BANK LOANS
(Cost $1,984,579)					1,966,409

	Shares	Value
JOINT VENTURE (2.32%)
Great Lakes Funding II LLC, Series A(c)(d)(e)(f)	55,449	53,902

TOTAL JOINT VENTURE
(Cost $55,449)		53,902

SHORT-TERM INVESTMENTS (20.00%)
First American Government
Obligations Fund, 2.92%(g)	464,838	464,838

TOTAL SHORT-TERM INVESTMENTS
(Cost $464,838)		464,838

INVESTMENTS, AT VALUE (106.94%)
(Cost $2,504,866)		$2,485,149

Other Liabilities In Excess Of Other Assets (-6.94%)		(161,332)

NET ASSETS (100.00%)		$2,323,817

See Notes to Financial Statements.
Annual Report | September 30, 2022	5

Opportunistic Credit Interval Fund	Schedule of Investments
September 30, 2022

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

3M US L - 3 Month LIBOR as of September 30, 2022 was 3.75%

3M US SOFR - 3 Month Secured Overnight Financing Rate as of September 30, 2022 was 3.59%

6M US SOFR - 6 Month Secured Overnight Financing Rate as of September 30, 2022 was 1.03%

6M US L - 6 Month LIBOR as of September 30, 2022 was 4.23%

(a)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(b)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(c)	All or a portion of this commitment was unfunded as of September 30, 2022.
(d)	Illiquid/restricted security. See chart below.
(e)	Non-income producing security.
(f)	During the period ended September 30, 2022, the Fund invested $76,248 in Great Lakes Funding II, LLC - Series A units, received a return of capital distribution of $20,799, and reported change in unrealized depreciation of $1,547 on Great Lakes Funding II, LLC - Series A units.
(g)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2022.

Additional information on investments in private investment funds:

				Unfunded Commitments
		Redemption	Redemption	as of September 30,
Security	Value	Frequency	Notice(Days)	2022
Great Lakes Funding II LLC, Series A	$53,902	N/A	N/A	$43,499
Total	$53,902			$43,499

Unfunded Commitments

Security	Value	Maturity Date	Unfunded Commitments as of September 30, 2022
Accordion Partners, LLC, Delayed Draw Term Loan A	(82)	8/29/2029	$7,299
Accordion Partners, LLC, Delayed Draw Term Loan B	(102)	8/29/2029	9,124
Total	$(184)		$16,423
Total Unfunded Commitments			$59,922

Security determined to be illiquid under the procedures approved by the Fund's Board of Trustees are as follows.

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
08/05/2022	Great Lakes Funding II LLC	$55,449	$53,902	2.3%

See Notes to Financial Statements.
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Opportunistic Credit Interval Fund	Statement of Assets and Liabilities
September 30, 2022

ASSETS
Investments, at value (Cost $2,504,866)	$2,485,149
Interest and distributions receivable	31,575
Due from Adviser	194,872
Prepaid expenses and other assets	5,900
Total assets	2,717,496

LIABILITIES
Payable for investments purchased	274,457
Accrued expenses and other liabilities	119,222
Total liabilities	393,679
NET ASSETS	$2,323,817

NET ASSETS CONSISTS OF
Paid-in capital	$2,310,000
Total distributable earnings	13,817
NET ASSETS	$2,323,817

Common Shares:
Institutional
Net assets	$2,323,817
Shares of beneficial interest outstanding (no par value; unlimited shares)	229,708
Net asset value	$10.12

See Notes to Financial Statements.
Annual Report | September 30, 2022	7

Opportunistic Credit Interval Fund	Statement of Operations
For the Period July 5, 2022 to September 30, 2022 (a)

INVESTMENT INCOME
Interest	$16,995
Total investment income	16,995
EXPENSES
Investment advisory fees (Note 4)	4,401
Administrative fees (Note 4)	63,620
Transfer agent fees (Note 4)	8,346
Professional fees	62,570
Printing expense	3,396
Custody fees	12,500
Insurance expense	38,335
Trustee fees and expenses (Note 4)	9,000
Other expenses	6,057
Total expenses	208,225
Fees waived/expenses reimbursed by Adviser (Note 4)	(199,273)
Total net expenses	8,952
NET INVESTMENT INCOME	8,043
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	25,491
Total net realized gain	25,491
Net change in unrealized depreciation on investments	(18,170)
Net change in unrealized depreciation on affiliated investments	(1,547)
Total net change in unrealized depreciation	(19,717)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,774
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,817

(a)	The Fund commenced operations on July 5, 2022.

See Notes to Financial Statements.
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Opportunistic Credit Interval Fund	Statement of Changes in Net Assets

For the Period July 5, 2022 to September 30, 2022(a)
OPERATIONS
Net investment income	$8,043
Net realized gain on investments	25,491
Net change in unrealized depreciation on investments	(19,717)
Net increase in net assets resulting from operations	13,817
COMMON SHARE TRANSACTIONS
Institutional
Proceeds from sales of shares	2,210,000
Net increase from share transactions	2,210,000
Total net increase from in net assets	2,223,817
NET ASSETS
Beginning of period	100,000
End of period	$2,323,817

OTHER INFORMATION
Common Shares Transactions
Institutional
Issued	219,708
Net increase in shares	219,708

(a)	The Fund commenced operations on July 5, 2022.

See Notes to Financial Statements.
Annual Report | September 30, 2022	9

Opportunistic Credit Interval Fund	Statement of Cash Flows
For the Period July 5, 2022 to September 30, 2022(a)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$13,817
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(3,628,701)
Proceeds from sale of investment securities	1,615,770
Purchase of short-term investment securities - net	(464,838)
Amortization of discount and accretion of discount on investments	(1,606)
Net realized (gain)/loss on:
Investments	(25,491)
Net change in unrealized (appreciation)/depreciation on:
Investments	19,717
(Increase)/Decrease in assets:
Due from Adviser	(194,872)
Interest and Distributions receivable	(31,575)
Prepaid expenses and other assets	(5,900)
Increase/(Decrease) in liabilities:
Payable for investments purchased	274,457
Accrued expenses and other liabilities	119,222
Net cash used in operating activities	(2,310,000)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sales of shares	2,210,000
Net cash provided by financing activities	2,210,000

Net decrease in cash	(100,000)
Cash, beginning balance	$100,000
Cash, ending balance	$–

(a)	The Fund commenced operations on July 5, 2022.

See Notes to Financial Statements.
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Opportunistic Credit Interval Fund	Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Period July 5, 2022 to September 30, 2022(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment income(b)	0.05
Net realized and unrealized gain on investments	0.07
Total income from investment operations	0.12
INCREASE/(DECREASE) IN NET ASSET VALUE	0.12
NET ASSET VALUE, END OF PERIOD	$10.12

TOTAL RETURN(c)	1.20%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$2,324

RATIOS TO AVERAGE NET ASSETS(d)
Expenses, gross	58.09	%(e)
Expenses, net of fees waived/expenses reimbursed by Adviser	2.50	%(e)
Net investment income	2.24	%(e)
PORTFOLIO TURNOVER RATE	106	%(f)

(a)	The Fund's Class I commenced operations on July 5, 2022.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Returns shown exclude applicable sales charges.
(d)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.
(e)	Annualized.
(f)	Portfolio turnover rate is calculated at the Fund level and represents the period ended September 30, 2022.

See Notes to Financial Statements.
Annual Report | September 30, 2022	11

Opportunistic Credit Interval Fund	Notes to Financial Statements
September 30, 2022

1. ORGANIZATION

Opportunistic Credit Interval Fund (the “Fund”) is a closed-end, diversified management Investment Company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is structured as an interval fund and continuously offers its shares. The Fund was organized as a Delaware statutory trust on January 21, 2022. The Fund inception date was July 1, 2022 and commenced operations on July 5, 2022.

The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate, equally with other shares (i) in dividends and distributions declared by the Fund and (ii) upon liquidation, in the distribution of its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. The Fund offers one class of shares: Class I shares.

The Fund’s investment objectives are to produce current income and capital appreciation. The Fund will seek to meet its investment objectives by investing primarily in credit-related instruments of North American and European issuers. The Fund defines credit-related instruments as debt, loans, loan participations, credit facility commitments, asset and lease pool interests, mortgage servicing rights, preferred shares, and swaps linked to credit-related instruments. The Fund’s investments will focus on privately originated credit investments as well as secondary credit investments. The Fund will not invest in instruments of emerging market issuers. The Fund will invest without restriction as to an instrument’s maturity, structure, seniority, interest rate formula, currency, and without restriction as to issuer capitalization or credit quality. Lower credit quality debt instruments, such as leveraged loans and high yield bonds, are commonly referred to as “junk” bonds. The Fund defines junk bonds as those rated lower than Baa3 by Moody’s Investors Services, Inc. (“Moody’s”) or lower than BBB by Standard and Poor’s Rating Group (“S&P”), or, if unrated, determined by the Adviser to be of similar credit quality.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in credit-related instruments. The Fund defines credit-related instruments as debt, loans, loan participations, credit facility commitments, asset and lease pool interests, mortgage servicing rights, preferred shares, and swaps linked to credit-related instruments.

Mount Logan Management LLC (the “Adviser”) serves as the Fund’s investment adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These financial statements reflect adjustments that in the opinion of the Fund are necessary for the fair presentation of the financial position and results of operations as of and for the periods presented herein. The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates, and such difference could be material. In accordance with U.S. GAAP guidance on consolidation, the Fund will generally not consolidate its investment in a portfolio company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Fund.

Securities Transactions and Investment Income – Investment transactions are recorded on the trade date. Realized gains or losses on investments are calculated using the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Premiums on securities are amortized to the earliest call date and purchase discounts are accreted over the life of the respective securities using the effective interest method.

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. Accrued interest is generally reversed when a loan is placed on non-accrual status. Payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability of the outstanding principal and interest. Generally non-accrual loans may be restored to accrual status when past due principal and interest is paid current and are likely to remain current based on management’s judgment.

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Opportunistic Credit Interval Fund	Notes to Financial Statements
September 30, 2022

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mid price. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value. Investments in money market funds are valued at their respective NAV's.

Structured credit and other similar debt securities including, but not limited to, collateralized loan obligations (“CLO”) debt and equity securities, asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”) and other securitized investments backed by certain debt or other receivables (collectively, “Structured Credit Securities”), are valued on the basis of valuations provided by dealers in those instruments and/or independent pricing services recommended by the Adviser and approved by the Fund’s board of trustees (the “Board” or “Trustees”). In determining fair value, dealers and pricing services will generally use information with respect to transactions in the securities being valued, quotations from other dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information. The Adviser will, based on its reasonable judgment, select the dealer or pricing service quotation that most accurately reflects the fair market value of the Structured Credit Security while taking into account the information utilized by the dealer or pricing service to formulate the quotation in addition to any other relevant factors. In the event that there is a material discrepancy between quotations received from third-party dealers or the pricing services, the Adviser may (i) use an average of the quotations received or (ii) select an individual quotation that the Adviser, based upon its reasonable judgment, determines to be reasonable. In any instance in which the Adviser selects an individual quotation, the Adviser will provide to the relevant valuation review committee (the “Valuation Committee”) an analysis of the factors relied upon in the selection of the relevant quotation.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at fair value as determined in good faith by the Adviser or the Valuation Committee using procedures adopted by and under the supervision of the Board. The Fund cannot ensure that fair values determined by the Valuation Committee or the Adviser or persons acting in their direction would accurately reflect the price that the Fund could obtain for a security if the security was sold.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its net asset value (“NAV”) when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker- dealer or independent pricing service is inaccurate.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve and credit quality.

 Valuation of Private Investment Funds – The Fund invests a portion of its assets in private investment funds (“Private Investment Funds”). Private Investment Funds, including a joint venture Great Lakes Funding II, LLC (“Great Lakes II JV”), value their investment assets at fair value and generally report a NAV or its equivalent in accordance with U.S. GAAP on a calendar quarter basis. The Fund has elected to apply the practical expedient and to value its investments in Private Investment Funds at their respective NAVs at each quarter-end in accordance with U.S. GAAP. For non-calendar quarter-end days, the Valuation Committee estimates the fair value of each Private Investment Fund by adjusting the most recent NAV for such Private Investment Fund, as necessary, by the change in a relevant benchmark that the Valuation Committee has deemed to be representative of the underlying securities in the Private Investment Fund.

Loan Participation and Assignments – The Fund invests in debt instruments, which are interests in amounts owed to lenders (the “Lenders”) by corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of direct investments, loans originated by the Fund, participations in loans or assignments of all or a portion of the loans from third parties or exposure to investments in loans through investment in Private Investment Funds or other pooled investment vehicle. When the Fund purchases an interest in a loan in the form of an assignment, the Fund acquires all of the direct rights and obligations of a lender (as such term is defined in the related credit agreement), including the right to vote on amendments or waivers of such credit agreement. However, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Instead, the administration of the loan agreement is often performed by a bank or other financial institution (the “Agent”) that acts as agent for the Lenders. Circumstances may arise in connection with which the Agent takes action that contradicts the will of the Lenders. For example, under certain circumstances, an Agent may refuse to declare the borrower in default, despite having received a notice of default from the Lenders. When the Fund purchases an interest in a loan in the form of a participation, the Fund purchases such participation interest from another existing Lender, and consequently, the Fund does not obtain the rights and obligations of the Lenders under the credit agreement, such as the right to vote on amendments or waivers. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender from which the Fund has received that participation interest. In this instance, the Fund is subject to both the credit risk of the borrower and the credit risk of the Lender that sold the Fund such participation interest.

Annual Report | September 30, 2022	13

Opportunistic Credit Interval Fund	Notes to Financial Statements
September 30, 2022

Unfunded Commitments – The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding, such as delayed draw term loans or revolving credit arrangements. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan.

Additionally, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. The unfunded commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund.

As of September 30, 2022, the Fund had unfunded commitments of $59,922.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the U.S. GAAP guidance on fair value measurements and disclosure, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the fair value of the Fund’s investments. These inputs are categorized in the following hierarchy under applicable accounting guidance:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices in markets that are not active, or quoted prices for similar assets or liabilities in active markets, or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs.

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Opportunistic Credit Interval Fund	Notes to Financial Statements
September 30, 2022

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the fair values according to the inputs used in valuing the Fund’s investments as of September 30, 2022:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Bank Loans(a)	$–	$–	$1,966,409	$1,966,409
Short-Term Investments(a)	464,838	–	–	464,838
TOTAL	$464,838	$–	$1,966,409	$2,431,247
Investments measured at net asset value(a)				$53,902
Total Investments, at fair value				$2,485,149

(a)	For detailed descriptions, see the accompanying Schedule of Investments.

The following table provides a reconciliation of the beginning and ending balances of investments for which the Trust has used Level 3 inputs to determine the fair value:

Asset Type	Balance as of September 30, 2021	Accrued Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of September 30, 2022	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2022
Bank Loans	$–	$1,606	$–	$25,491	$(18,170)	$3,552,453	$(1,594,971)	$–	$–	$1,966,409	$(18,170)
	$–	$1,606	$–	$25,491	$(18,170)	$3,552,453	$(1,594,971)	$–	$–	$1,966,409	$(18,170)

There are significant unobservable valuation inputs for material Level 3 investments, and a change to the unobservable input may result in a significant change to the value of the investment. Level 3 investment valuation techniques and inputs as of September 30, 2022 are as follows:

		Quantitative Information about Level 3 Fair Value Measurements
Asset Category	Fair value at September 30, 2022	Valuation Technique	Unobservable Input(a)	Range of Input (Weighted Average)
Bank loans
Consumer Discretionary	$99,361	Discounted Cash Flows	Market Yield	8.1%
Consumer Staples	98,987	Discounted Cash Flows	Market Yield	8.1%
Financials	296,254	Discounted Cash Flows	Market Yield	7.3% – 9.4% (8.1%)
Healthcare	194,071	Discounted Cash Flows	Market Yield	7.0% – 9.5% (8.2%)
Industrials	629,347	Discounted Cash Flows	Market Yield	8.5% – 11.6% (10.8%)
Information Technology	450,210	Market	Broker/Dealer Quotes	N/A
Information Technology	198,179	Discounted Cash Flows	Market Yield	5.7% – 8.6% (7.1%)
Total Level 3 investments	$1,966,409

(a)	An increase in market yield would result in a decrease in fair value. A decrease in market yield would result in an increase in fair value.

Annual Report | September 30, 2022	15

Opportunistic Credit Interval Fund	Notes to Financial Statements
September 30, 2022

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk.

Federal and Other Taxes – No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period end September 30, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncements – In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (ASU 2022-03). The accounting standard update clarifies the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security and introduces new disclosure requirements for equity securities subject to contractual sale restrictions and measured at fair value in accordance with Topic 820. The amendments are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. The Company is currently evaluating the impact that adoption of this new accounting standard will have on its financial statements, but the impact of the adoption is not expected to be material.

3. GREAT LAKES FUNDING II LLC

In August 2022, the Fund invested in Series A of Great Lakes II JV, a joint venture with an investment strategy to underwrite and hold senior, secured loans made to middle-market companies. The Fund treats its investment in Great Lakes II JV as a joint venture because an affiliate of the Adviser controls a 50% voting interest in Great Lakes II JV.

Great Lakes II JV is a Delaware series limited liability company and, pursuant to the terms of its membership agreement (the “Great Lakes II LLC Agreement”), each member of the predecessor series was offered the opportunity to roll its interests into any subsequent series of the Great Lakes II JV prior to the end of the investment period with respect to each series established under the Great Lakes II LLC Agreement. The Fund does not pay any advisory fees in connection with its investment in the Great Lakes II JV. Certain other funds managed by the Adviser or its affiliates have also invested in the Great Lakes II JV.

The fair value of the Fund’s investment in the Great Lakes II JV as of September 30, 2022 was $53,902. Fair value has been determined utilizing the practical expedient in accordance with U.S. GAAP. Pursuant to the terms of the Great Lakes II LLC Agreement, the Fund generally may not effect any direct or indirect sale, transfer, assignment, hypothecation, pledge or other disposition of or encumbrance upon its interests in Great Lakes II JV, except that the Fund may sell or otherwise transfer its interests with the consent of the managing members of Great Lakes II JV or to an affiliate or a successor to substantially all of the assets of the Fund.

As of September 30, 2022, the Fund has a $43,499 unfunded commitment to the Great Lakes II JV.

16	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Notes to Financial Statements
September 30, 2022

4. ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS

Advisory Fees – On May 14, 2022, the Fund entered into a management agreement (the “Management Agreement”) with the Adviser. Under the terms of the Management Agreement, the Adviser provides certain investment advisory and administrative services to the Fund and in consideration of the advisory services provided, the Adviser is entitled to a fee consisting of two components — a base management fee and an incentive, or collectively "investment advisory fees".

The base management fee is payable monthly in arrears at an annual rate of 1.25% of the average daily gross assets of the Fund. For the period ended September 30, 2022, the Fund incurred $4,401 in base management fees.

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, less the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with paid-in-kind (“PIK”) interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of shares pursuant to the Fund’s share repurchase program.

No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.7647%. For any calendar quarter in which the Fund’s pre-incentive fee net investment income is greater than the hurdle rate, but less than or equal to 1.7647%, the incentive fee will equal the amount of the Fund’s pre-incentive fee net investment income in excess of the hurdle rate. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.7646% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.7647% in any calendar quarter. For any calendar quarter in which the Fund’s pre-incentive fee net investment income exceeds 1.7647% of adjusted capital, the incentive fee will equal 15.0% of pre-incentive fee net investment income. For the period ended September 30, 2022, the Advisor did not earn an incentive fee.

Under the Expense Limitation Agreement, dated May 14, 2022, the Adviser has contractually agreed, until at least August 30, 2023, to waive its management fees (excluding any incentive fee) and to pay or absorb the ordinary operating expenses of the Fund expenses (excluding incentive fee, interest, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 2.50% per annum of the Fund’s average daily net assets attributable to Class I shares. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within three years from the date the Adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver and the repayment is approved by the Board. For the period ended September 30, 2022, the Adviser waived fees of $199,273.

As of September 30, 2022, the following amounts that may be subject to reimbursement to the Adviser based upon their potential expiration dates:

Fund	2025
Opportunistic Credit Interval Fund	$199,273

Fund Administration and Accounting Fees and Expenses - BC Partners Management LLC (the “Administrator”), an affiliate of the Adviser, serves as administrator to the Fund. Pursuant to the Administration Agreement between the Administrator and the Fund, the Administrator furnishes the Fund with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, the Administrator also performs, or oversees the performance of, the Fund’s required administrative services, which include, among other things, being responsible for the financial records that the Fund is required to maintain and preparing reports to our shareholders. In addition, the Administrator assists the Fund in determining and publishing its net asset value, oversees the preparation and filing of the Fund’s tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally oversees the payment of Fund expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the Administration Agreement are equal to an amount based upon the Fund’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Fund’s allocable portion of the compensation of the Fund’s chief financial officer, chief compliance officer and the Fund’s allocable portion of the compensation of their respective administrative support staff. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that the Administrator outsources any of its functions, the Fund will pay the fees associated with such functions on a direct basis without any incremental profit to the Administrator. During the period ended September 30, 2022, the Fund accrued $63,620 for administration fees pursuant to the Administration Agreement.

Annual Report | September 30, 2022	17

Opportunistic Credit Interval Fund	Notes to Financial Statements
September 30, 2022

ALPS Fund Services, Inc. (“ALPS”) serves as sub-administrator to the Fund.

Transfer Agent – DST Systems Inc. (the “Transfer Agent”), an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund.

Distributor – The Fund has entered into a distribution agreement with ALPS Distributors, Inc. (the “Distributor”), an affiliate of ALPS, to provide distribution services to the Fund. There are no fees paid to the Distributor pursuant to the distribution agreement. The Board has adopted, on behalf of the Fund, a shareholder servicing plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund.

Trustees – Each Trustee who is not affiliated with the Fund or the Adviser receives an annual fee of $10,000, an additional $2,000 for attending the annual in-person meeting of the Board, and $500 for attending each of the remaining telephonic meetings, as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers or interested Trustees receives compensation from the Fund.

5. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2022 amounted to $3,628,701 and $1,615,770, respectively.

6. CAPITAL SHARES

The Fund commenced operations on July 5, 2022 and currently offers Class I shares at NAV.

Share Repurchase Program

As an interval fund, the Fund offers its shareholders the option of redeeming shares on a quarterly basis, at NAV, no less than 5% of the Fund’s issued and outstanding shares as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date. If shareholders tender for repurchase more than 5% of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase up to an additional 2% of the outstanding shares of the Fund, or if more than 7% of the outstanding shares of the Fund are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered. In the event of an oversubscribed offer, shareholder may not be able to tender all shares that you wish to tender and you may have to wait until the next quarterly repurchase offer to tender the remaining shares, subject to any proration. Subsequent repurchase requests will not be given priority over other shareholder requests.

For the period ended September 30, 2022, the Fund completed no quarterly repurchase offers.

7. TAX BASIS INFORMATION

For the period ended September 30, 2022, there were no permanent book- and tax-basis differences that resulted in reclassifications to paid in capital. The following information is computed on a tax basis for each item as of September 30, 2022:

Gross Appreciation	Gross Depreciation (excess of tax cost over value)	Net Depreciation	Cost of Investments for Income Tax Purposes
$673	$(20,390)	$(19,717)	$2,504,866

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, investments in partnerships and certain other investments.

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Opportunistic Credit Interval Fund	Notes to Financial Statements
September 30, 2022

As of September 30, 2022, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$33,534
Accumulated capital gains	–
Net unrealized depreciation on securities	(19,717)
Total distributable earnings	$13,817

8. RISK FACTORS

LIBOR Rate Risk

Changes in the level of LIBOR will affect the amount of interest payable on the LIBOR-based floating rate debt instruments, and it is impossible to predict whether LIBOR will rise or fall. A decline in the level of LIBOR would likely result in a reduction of interest collections on such debt instruments, which would have an adverse effect on the return of the Fund. Some floating rate debt instruments held by the Fund may have LIBOR floors (or minimum interest rate to which the spread or margin is added, to calculate the debt instrument's overall interest rate), but there is no guarantee that any such LIBOR floor will fully mitigate the risk of falling LIBOR.

Most LIBOR settings are no longer published, and the UK Financial Conduct Authority (the "FCA") and LIBOR's administrator, ICE Benchmark Administration (the "IBA"), have announced that a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. While some instruments may address a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, and an increasing number of existing U.S. dollar debt instruments will be amended to provide for a benchmark reference rate other than LIBOR, not all instruments will have such provisions and there is significant uncertainty regarding the effectiveness of alternative methodologies and the potential for short-term and long-term market instability. These matters may result in a sudden or prolonged increase or decrease in reported benchmark rates, benchmark rates being more volatile than they have been in the past, and/or fewer debt instruments utilizing given benchmark rates as a component of interest payments. Additionally, in connection with the adoption of another benchmark as a replacement for LIBOR in a debt instrument's documentation, the interest rate (or method for calculating the interest rate) applicable to that debt instrument may be modified to account for differences between LIBOR and the applicable replacement benchmark used to calculate the rate of interest payable in respect of that instrument, which modification may be based on industry-accepted spread adjustments or recommendations from various governmental and non-governmental bodies. Because of the uncertainty regarding the nature of any replacement rate, the Fund cannot reasonably estimate the impact of the anticipated transition away from LIBOR at this time. If the LIBOR replacement rate is lower than market expectations, there could be an adverse impact on the value of debt instruments with floating or fixed-to-floating rate coupons and, in turn, a material adverse impact on the value of the Fund.

The transition away from LIBOR may affect the cost of capital, may require amending or restructuring debt instruments for the Fund, and may impact the liquidity and/or value of floating rate instruments based on LIBOR that are held or may be held by the Fund in the future, which may result in additional costs or adversely affect the Fund's liquidity, results of operations, and financial condition. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.

Market Disruption Risk

Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; climate-change and climate-related events; the spread of infectious illnesses or other public health issues; recessions and depressions; or other events may result in market volatility, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of such events in the future on the U.S. economy and securities.

9. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the date of issuance of the financial statements. On October 7, 2022, the Adviser made a follow-on investment of $4,000,000 into the Fund.

The Fund has determined that there have been no other events that have occurred that would require adjustments to our disclosures of the financial statements.

Annual Report | September 30, 2022	19

Report of Independent Registered
Opportunistic Credit Interval Fund	Public Accounting Firm

To the Shareholders and the Board of Trustees of Opportunistic Credit Interval Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Opportunistic Credit Interval Fund (the "Fund"), including the schedule of investments, as of September 30, 2022, the related statements of operations, changes in net assets, cash flows, and financial highlights for the period from July 5, 2022 (commencement of operations) to September 30, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations, changes in net assets, cash flows, and financial highlights for the period from July 5, 2022 to September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of September 30, 2022, by correspondence with the custodian, loan agents, and borrowers; when replies were not received, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

New York, New York

November 28, 2022

We have served as the Fund's auditor since 2022.

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Opportunistic Credit Interval Fund	Additional Information
September 30, 2022 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 833-404-4103, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 833-404-4103, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-PORT. The filings are available upon request by calling 833-404-4103. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov.

3. APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting on April 20, 2022 the Board (the “Board” or “Trustees”) of Opportunistic Credit Interval Fund (the “Fund”), including a majority of the independent Trustees, approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Mount Logan Management, LLC (the “Adviser”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Adviser and the Advisory Agreement (the “Materials”).

The Trustees considered the following material factors during their deliberations: (1) the nature, extent and quality of services to be provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the cost of services to be provided and the profits to be realized by the Adviser and its affiliates; (4) the extent to which economies of scale will be realized as the Fund grows; and (5) whether the fee levels reflect these economies of scale for the benefit of investors. The Trustees relied upon the advice of counsel and their own business judgment in determining the before-mentioned material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Advisory Agreement.

Nature, Extent and Quality of Services. The Board considered its experience with the personnel of the Adviser through its affiliated funds and advisors, and its strong working relationship with the Adviser, its affiliates and its personnel. The Board considered that the Adviser was formed in 2019 and registered as an investment adviser in 2020. The Board noted that the Adviser had discretionary assets under management of approximately $1.1 billion as of December 31, 2021. The Board reviewed the credentials of the advisory personnel who would service the Fund, noting that each had considerable experience in the asset management industry. The Board acknowledged that the Adviser was controlled by Mount Logan Capital, Inc., a publicly traded alternative asset management company in Canada, and was an affiliate of BC Partners Advisors, L.P. (BC Partners), which provided the Adviser with personnel under a resource sharing agreement. The Board agreed that the experience of the advisory personnel was impressive, and that the Adviser was well positioned to manage the Fund’s strategy, particularly given the Adviser personnel’s specialized knowledge and experience with privately offered investment funds and acting as the collateral manager to issuers of collateralized loan obligations. The Board observed that the Fund’s holdings and investment strategy would overlap with affiliated funds of the Adviser and discussed the Adviser’s approach to mitigating risks across affiliates of the Adviser. The Board reviewed the Adviser’s proposed compliance program and manual included in the Materials, which included a policy governing the allocation of investment opportunities. The Board expressed satisfaction with the Adviser’s knowledge of compliance requirements for registered investment advisers and registered funds. The Board reviewed the brokerage selection practices of the Adviser, discussing the qualitative and quantitative factors that the Adviser may consider in selecting a broker-dealer to execute a particular transaction. After discussion, the Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to perform its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services that it would provide to the Fund would be satisfactory.

Performance. The Board noted that because the Fund had not yet commenced operations, it could not consider the Fund’s past performance. The Board considered that BC Partners, an affiliate of the Adviser, managed private funds with investment strategies similar to that of the Fund. The Board reviewed the portfolio data of the private funds as of December 31, 2021 included in the Materials, and noted that the returns appeared favorable. The Board considered the qualifications of the portfolio managers, emphasizing their considerable experience with credit-related investments, and concluded that the Adviser had potential to generate reasonable returns for shareholders.

Fees and Expenses. The Board discussed the Adviser’s proposed management fee of 1.25% for the Fund, noting that it was on par with the median advisory fee of the peer group and lower than the average advisory fee. The Board also considered that the proposed incentive fee of 15% of pre-incentive fee net investment income over an 6.0% hurdle was appropriate in light of the fees of the Fund’s peer group. The Board discussed that the Fund would have a contractual expense limitation in place, noting that the net expense ratio for the Fund was an estimated 2.3%, which was lower than the median and average net expense ratio of the peer group. The Board concluded that the proposed advisory fee was not unreasonable.

Annual Report | September 30, 2022	21

Opportunistic Credit Interval Fund	Additional Information
September 30, 2022 (Unaudited)

Profitability. The Board reviewed a profitability analysis provided by the Adviser and noted that it anticipated realizing a minimal profit the first year of the Fund’s operation and a reasonable profit during the second year of operation. The Board reviewed the profitability ratios of similar asset managers that were provided by the Adviser and acknowledged the Adviser’s assertion that the expected profitability was consistent with other alternative credit asset managers. After discussion, the Board agreed that the Advisor’s projected profitability was not excessive.

Economies of Scale. The Board noted that economies of scale had not yet been reached as the Fund had not yet launched. The Board discussed future opportunities for breakpoints as the assets of the Fund grew, and the Adviser expressed its willingness to revisit economies of scale and breakpoints if meaningful economies of scale were reached.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board determined that approval of the Advisory Agreement was in the best interests of the Fund and its future shareholders.

22	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Trustees & Officers
September 30, 2022 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund as of its fiscal period end September 30, 2022 is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as resignation, death or otherwise as specified in the Fund’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organization documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-833-404-4103. Refer to Footnote 4 of the Fund’s financial statements for additional information on Independent Trustee Compensation. The Interested Trustees and officers do not receive compensation from the Fund for their services to the Fund.

INDEPENDENT TRUSTEES

Name, Address* and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Alexander Duka 1966	Trustee since April 2022	Senior Advisor, Acceleration Bay LLC (a patent investment and technology acceleration business), January 2020 to present; Executive Vice President of Corporate Development, Acceleration Bay, 2017 to 2019; Senior Advisor, Texas Fabco Solutions LLC (oilfield services), 2019 to present; Bank/Managing Director, Citigroup Inc. (1997 to 2017).	1

BC Partners Lending Corp, 2018 to present

Portman Ridge Finance Corp, 2019 to present

Bondhouse Investment Trust, 2019 to 2021

Logan Ridge Finance Corporation, 2021 to present

Alternative Credit Income Fund, 2020 to present

Robert Warshauer 1958	Trustee since April 2022	Chief Executive Officer of BLST Holdings, LLC (a finance company) 2020 - present. Former Managing Director and Head of Investment Banking - NY, Imperial Capital (an investment banking company), 2007 to 2020; Board Member, Icon Parking Holdings, LLC, 2020 to present, Global Knowledge (education service), 2020 - 2021, MD America (energy company), 2020; Board Member, Estrella Broadcasting (Spanish language media), 2019 to 2020.	1	BC Partners Lending Corp, 2018 to present Portman Ridge Finance Corp, 2019 to present Logan Ridge Finance Corporation, 2021 to present Alternative Credit Income Fund, 2020 to present
George Grunebaum 1963	Trustee since April 2022	President, Ashmore Funds, 2010 to present; CEO, Ashmore Funds, 2008 to present; Director/President, Gordonstoun American Foundation (non-profit education), 2000 to present.	1	BC Partners Lending Corp, 2018 to present Portman Ridge Finance Corp, 2019 to present Logan Ridge Finance Corporation, 2021 to present Alternative Credit Income Fund, 2020 to present

Annual Report | September 30, 2022	23

Opportunistic Credit Interval Fund	Trustees & Officers
September 30, 2022 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS

Name, Address* and Year of Birth	Position/Term Of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Edward Goldthorpe 1976	Chief Executive Officer (Principal Executive Officer), President, Trustee and Chairman of the Board since 2022	Partner and Head of Credit, BC Partners (an asset management firm), 2017 to present; Senior Partner and Chief Investment Officer, Apollo Global Management (an asset management firm), 2012 to 2016.	1

BC Partners Lending Corp, 2018 to present

Portman Ridge Finance Corp, 2019 to present

Logan Ridge Finance Corporation, 2021 to present

Mount Logan Capital Inc., 2019 to present

Alternative Credit Income Fund, 2020 to present

Jason Roos 1978	Chief Financial Officer (Principal Financial Officer) since 2022	Chief Financial Officer of Credit, BC Partners (an asset management firm), March 2021 to present; Controller, BC Partners, May 2020 to February 2021; Controller, Data Quality Leader, Wells Fargo (a banking company), 2016 to May 2020; Controller, Investment Bank, Wells Fargo, 2014 to 2016.	N/A	N/A
Brandon Satoren 1988	Chief Accounting Officer (Principal Accounting Officer), Treasurer and Secretary since 2022	Mr. Satoren has served as a Controller of Credit, BC Partners (an asset management firm) since May 2021. Mr. Satoren previously was a Vice President and Controller at PennantPark, a Vice President at AQR Capital Management, LLC and a Manager at PricewaterhouseCoopers LLP. He earned a Bachelor of Science in Accounting from the University of Central Florida in 2010. Mr. Satoren is a Certified Public Accountant licensed to practice in Colorado and is a member of the American Institute of Certified Public Accountants.	N/A	N/A

24	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Trustees & Officers
September 30, 2022 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS

Name, Address* and Year of Birth	Position/Term Of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
David Held 1970	Chief Compliance Officer and AML Officer since 2022	Mr. Held has served as Chief Compliance Officer of Credit, BC Partners (an asset management firm) since 2021.Between 2015 and 2021, he served as Chief Compliance Officer of Lyxor Asset Management Inc. Prior to his role at Lyxor Asset Management Inc., between 2012 and 2014 he served as Senior Compliance Officer at American Securities LLC in New York City and between 2008 and 2012 he served as Chief Compliance Officer at AXA Investment Managers Inc. in Greenwich, CT. Prior to his career in compliance, he was a securities and regulatory attorney in private practice. Mr. Held holds a J.D. from Georgetown University Law Center.	N/A	N/A

*	Unless otherwise noted, the address of each Trustee and Officer is c/o Opportunistic Credit Interval Fund, 650 Madison Avenue, 23rd Floor, New York, NY 10022.
**	The term of office for each Trustee and officer listed above will continue indefinitely.

Annual Report | September 30, 2022	25

Opportunistic Credit Interval Fund	Privacy Notice
September 30, 2022 (Unaudited)

FACTS	WHAT DOES OPPORTUNISTIC CREDIT INTERVAL FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.
Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	• Social Security number	•	Purchase History
	• Assets	•	Account Balances
	• Retirement Assets	•	Account Transactions
	• Transaction History	•	Wire Transfer Instructions
• Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Opportunistic Credit Interval Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Alternative Credit Income Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

QUESTIONS?	Call 1-833-404-4103

26	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Privacy Notice
September 30, 2022 (Unaudited)

WHO WE ARE
Who is providing this notice?	Opportunistic Credit Interval Fund
WHAT WE DO
How does Opportunistic Credit Interval Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

We collect your personal information, for example, when you

How does Opportunistic Credit Interval Fund collect my personal information?	• • • • • • • • •	Open an account
Provide account information
Give us your contact information
Make deposits or withdrawals from your account
Make a wire transfer
Tell us where to send the money
Tells us who receives the money
Show your government-issued ID
Show your driver’s license
We also collect your personal information from other companies.
Federal law gives you the right to limit only
• Sharing for affiliates’ everyday business purposes – information about your creditworthiness
Why can’t I limit all sharing?	• Affiliates from using your information to market to you
• Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Companies related by common ownership or control. They can be financial and nonfinancial companies.
Affiliates
• Opportunistic Credit Interval Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Opportunistic Credit Interval Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Opportunistic Credit Interval Fund doesn’t jointly market.

Annual Report | September 30, 2022	27

OPPORTUNISTIC CREDIT INTERVAL FUND

INVESTMENT ADVISER
Mount Logan Management, LLC
650 Madison Avenue, 23rd Floor
New York, New York 10022

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

Must be accompanied or preceded by a Prospectus.
ALPS Distributors, Inc. is the Distributor for Opportuistic Credit Interval Fund.

(b)	Not applicable.

 Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there have not been any amendments to the provisions of the code of ethics adopted in Item 2(a) of this report.

(d)	During the period covered by this report, the Registrant had not granted any express or implicit waivers from the provisions of the code of ethics adopted in Item 2(a) of this report.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)(1)(ii)	The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee.

(a)(2)	The Board of Trustees of the Registrant has designated Mr. Robert Warshauer as the Registrant’s Audit Committee Financial Expert. Mr. Warshauer is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the period of July 5, 2022 through September 30, 2022, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $25,000.

(b)	Audit-Related Fees: For the period of July 5, 2022 through September 30, 2022, no fees were billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not otherwise reported under paragraph (a) of this Item 4.

(c)	Tax Fees: For the period of July 5, 2022 through September 30, 2022, no fees were billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

(d)	All Other Fees: For the period of July 5, 2022 through September 30, 2022, no fees were billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4.

(e)(1)	The Registrant’s audit committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant. The Registrant’s audit committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of Registrant’s financial statements for the reporting period, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	For the period of July 5, 2022 through September 30, 2022, the aggregate non-audit fees for services billed by the Registrant’s accountant for services rendered to the Registrant and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant was $0.00.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)       The schedule of investments is included as part of the Reports to Shareholders filed under Item 1 of this report.

(b)       Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Mount Logan Management LLC (“MLM”) has established written policies and procedures setting forth the principles and procedures by which MLM votes or gives consent with respect to securities owned by the Fund (“Votes”). The guiding principle by which MLM votes all Votes is to vote in the best interests of the Fund by maximizing the economic value of the Fund’s holdings, taking into account the Fund’s investment horizon, the contractual obligations under the relevant Governing Documents, and all other relevant facts and circumstances at the time of the vote. MLM does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

It is MLM’s general policy to vote or give consent on all matters presented to security holders in any Vote. However, MLM reserves the right to abstain on any particular Vote or otherwise withhold its vote or consent on any matter if, in the judgment of the Chief Compliance Officer (“CCO”) or the relevant investment professional, the costs associated with voting such Vote outweigh the benefits to the Fund or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the Fund .

The Fund generally cannot direct MLM’s Vote.

All voting decisions initially are the responsibility of MLM’s investment professionals, unless there is a material conflict of interest, in which case they should raise it with the CCO. In most cases, MLM investment professionals will make the decision as to the appropriate vote for any particular Vote. In making such decision, they may rely on any of the information and/or research available to them. In the event of a material conflict of interest, if the investment professional and the CCO are unable to arrive at an agreement as to how to vote, then the CCO may consult with MLM’s Board as to the appropriate vote, who will then review the issues and arrive at a decision based on the overriding principle of seeking the maximization of the economic value of the Fund ’s holdings.

All MLM investment professionals are expected to perform their tasks relating to the voting of Votes in accordance with the principles set forth above, according the first priority to the best interest of the Fund. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the Fund.

Where the CCO deems appropriate in his or her sole discretion, unaffiliated third parties may be used to help resolve conflicts. In this regard, the CCO shall have the power to retain independent fiduciaries, consultants, or professionals to assist with voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Edward Goldthorpe serves as Portfolio Manager for the Fund, charged with the day to day management of the Fund. He has served the Fund as Portfolio Manager since the Fund commenced operations. Mr. Goldthorpe is currently a Partner at BC Partners Advisors LP (“BC Partners”), having launched the BC Partners Credit platform in February 2017, Chief Executive Officer of the Adviser and also serves as the CEO and Chairman of Mount Logan Capital Inc. From 2012 to 2016, Mr. Goldthorpe worked at Apollo Investment Corporation, serving as the company’s President and the Chief Investment Officer of Apollo Investment Management where he was the head of its US Opportunistic Platform and also oversaw the Private Origination business. Prior to Apollo, he worked at Goldman Sachs for 13 years where he most recently ran the bank loan distressed investing desk, and before that, he worked at Principal Capital Investing for the Special Situations Group. Mr. Goldthorpe holds a Bachelor of Commerce from Queen’s University.

As of September 30, 2022, Mr. Goldthorpe did not own any Fund shares.

As of September 30, 2022, Mr. Goldthorpe managed the following accounts in addition to the Fund:

Total Other Accounts Managed

Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
4	$1.2 million	6	$3.7 million	3	$1.0 million

Other Accounts Managed Subject to Performance-Based Fees

Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
4	$1.2 million	5	$3.4 million	0	$0

Henry Wang serves as a Portfolio Manager for the Fund, charged with the day-to-day management of the Fund. He has served the Fund as Portfolio Manager since the Fund commenced operations. Mr. Wang is currently a Partner at BC Partners and Co-President of the Adviser. Prior to joining BC Partners in 2017, Mr. Wang was a Partner at Stonerise Capital Partners from 2011 to 2017. Before this, he was a Vice President at Goldman Sachs in its Special Situations Group and Investment Banking Division. Mr. Wang holds a MBA from the Kellogg School of Management at Northwestern University and a BS BA from Boston University.

As of September 30, 2022, Mr. Wang did not own any Fund shares.

As of September 30, 2022, Mr. Wang managed the following accounts in addition to the Fund:

Total Other Accounts Managed

Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
4	$1.2 million	6	$3.7 million	3	$1.0 million

Other Accounts Managed Subject to Performance-Based Fees

Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
4	$1.2 million	5	$3.4 million	0	$0

Matthias Ederer serves as a Portfolio Manager for the Fund, charged with the day-to-day management of the Fund. He has served the Fund as Portfolio Manager since the Fund commenced operations. Mr. Ederer is currently a partner at BC Partners and Co-President of the Adviser. Prior to joining BC Partners in 2017, Mr. Ederer was a Partner and Founding Member of Wingspan Investment Management from 2013 to 2017. Prior to this, Mr. Ederer was a Vice President at Goldman Sachs in its Special Situations Group and Distressed Investing Group. Matthias has an MPhil in Economics from Oxford University and a BSc Economics from the University of Warwick.

As of September 30, 2022, Mr. Ederer did not own any Fund shares.

As of September 30, 2022, Mr. Ederer managed the following accounts in addition to the Fund:

Total Other Accounts Managed

Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
4	$1.2 million	6	$3.7 million	3	$1.0 million

Other Accounts Managed Subject to Performance-Based Fees

Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
4	$1.2 million	5	$3.4 million	0	$0

Portfolio Manager Compensation

Each Portfolio Manager is compensated based on the success of various fund and business platforms. As part of this compensation, the Portfolio Manager receives a carried interest from the BC Partners’ activities that is distributed based on factors such as seniority, longevity and performance, including successful deal sourcing and execution. Each Portfolio Manager’s compensation would increase if the Fund’s performance (and net asset value) increased due to each Portfolio Manager’s indirect interest in the Adviser, but such compensation is not tied to any specific metric.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached hereto as Exhibit 13(a)(1) in response to Item 2(f).
(a)(2)	Certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.
(a)(3)	None.
(a)(4)	None.
(b)	Certifications required by Item 13(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OPPORTUNISTIC CREDIT INTERVAL FUND

By:	/s/ Edward Goldthorpe
Ted Goldthorpe
President and Chief Executive Officer (Principal Executive Officer)

Date:  December 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Edward Goldthorpe
Edward Goldthorpe
President and Chief Executive Officer (Principal Executive Officer)

Date:  December 9, 2022

By:	/s/ Jason Roos
Jason Roos
Chief Financial Officer (Principal Financial Officer)

Date:  December 9, 2022